UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
  CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

E*TRADE Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Arlington, Virginia 22203
(Address of principal executive offices and Zip Code)

(646) 521-4340
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ETFC	The NASDAQ Stock Market LLC NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                                          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of E*TRADE Financial Corporation (the “Company”) held on May 7, 2020, stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on March 24, 2020.

The vote results detailed below represent the final results as certified by the Inspector of Elections:

Proposal 1

Election of 12 nominees to serve on the Company’s Board of Directors for a term that will end at the Company’s 2021 Annual Meeting of Stockholders:

Director	For	Against	Abstain	Broker Non-Vote
Richard J. Carbone	156,051,602	7,989,711	969,840	15,011,604
Robert J. Chersi	163,815,238	225,219	970,696	15,011,604
Jaime W. Ellertson	163,799,351	242,341	969,461	15,011,604
James P. Healy	156,287,019	7,752,741	971,393	15,011,604
Kevin T. Kabat	154,385,074	9,765,727	860,352	15,011,604
James Lam	163,805,796	234,711	970,646	15,011,604
Rodger A. Lawson	163,013,559	948,270	1,049,324	15,011,604
Shelley B. Leibowitz	163,950,779	204,860	855,514	15,011,604
Michael A. Pizzi	163,824,114	328,828	858,211	15,011,604
Rebecca Saeger	154,788,360	9,366,760	856,033	15,011,604
Donna L. Weaver	159,804,215	4,403,077	803,861	15,011,604
Joshua A. Weinreich	156,120,892	8,027,842	862,419	15,011,604

Proposal 2

Approval, by a non-binding advisory vote, of the compensation of the Company’s Named Executive Officers (the “Say-on-Pay Vote”):

For	Against	Abstain	Broker Non-Vote
103,846,353	59,852,667	1,312,133	15,011,604

Proposal 3

Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020:

For	Against	Abstain
174,157,204	5,032,809	832,744

Proposal 4

A stockholder proposal regarding simple majority voting.

For	Against	Abstain	Broker Non-Vote
160,735,298	989,711	3,286,144	15,011,604

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Dated: May 7, 2020	By:	/s/	Lori S. Sher
Lori S. Sher
Corporate Secretary